Exhibit 99.2

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Year to Date Ended: March 31, 2005


                                                                                         TXU
                                                                          TXU Energy   Electric    Corporate  Eliminations/
                                                                           Holdings    Delivery     & Other     Rounding    Total
                                                                          ----------  ----------  ----------- ------------ --------
Operating revenues                                                          1,803        550            6         (319)      2,040
                                                                           --------------------------------------------------------

Direct costs and expenses
   Cost of energy sold including delivery fees                              1,056          -            1         (313)        744
   Operating costs                                                            152        181            1           (1)        333
   Depreciation and amortization                                               78        105            2           (1)        184
                                                                           --------------------------------------------------------
      Total direct costs and expenses                                       1,286        286            4         (315)      1,261
                                                                           --------------------------------------------------------

Gross margin                                                                  517        264            2           (4)        779

Other costs and expenses
   Selling, general and administrative expenses                               113         49           25           (4)        183
   Non-operating depreciation and other amortization                            1          -            2            -           3
   Franchise and revenue-based taxes                                           26         57            1            1          85
   Other income                                                                (2)        (1)         (47)          (1)        (51)
   Other deductions                                                             1          4           (2)           -           3
   Interest income                                                             (9)       (15)         (32)          37         (19)
   Interest expense and related charges                                        91         68           74          (38)        195
                                                                           --------------------------------------------------------
      Total other costs and expenses                                          221        162           21           (5)        399
                                                                           --------------------------------------------------------


   Income (loss) from continuing operations before income taxes               296        102          (19)           1         380

Income tax expense (benefit)                                                   93         31         (151)           1         (26)
                                                                           --------------------------------------------------------


   Income (loss) from continuing operations                                   203         71          132            -         406

Income (loss) from discontinued operations, net of tax effect                  (3)         -           18            -          15
                                                                           --------------------------------------------------------

Net income (loss)                                                             200         71          150            -         421

Preference stock dividends                                                      -          -            5            -           5
                                                                           --------------------------------------------------------

Net income (loss) available to common shareholders                            200         71          145            -         416
                                                                           ========================================================


Average shares of common stock outstanding, basic (millions)                                                                   238
Average shares of common stock outstanding, diluted (millions)                                                                 238

Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations                                0.85       0.30         0.56            -        1.71
     Preference stock dividends                                                 -          -        (0.02)           -       (0.02)
     Net income available to common stockholders from continuing operations  0.85       0.30         0.54            -        1.69
     Income (loss) from discontinued operations, net of tax effect          (0.01)         -         0.07        (0.00)       0.06
     Net income (loss) available to common shareholders                      0.84       0.30         0.61        (0.00)       1.75

   Diluted earnings:

     Income (loss) from continuing operations                                0.85       0.30        (1.38)*      (0.00)      (0.23)
     Preference stock dividends                                                 -          -        (0.02)           -       (0.02)
     Net income available to common stockholders from continuing operations  0.85       0.30        (1.40)       (0.00)      (0.25)
     Income (loss) from discontinued operations, net of tax effect          (0.01)         -         0.07        (0.00)       0.06
     Net income (loss) available to common shareholders                      0.84       0.30        (1.33)       (0.00)      (0.19)

Dividends declared                                                                                                           0.563

* Reflects the dilution adjustment of ($462) million .

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Year to Date Ended: March 31, 2004


                                                                                         TXU
                                                                          TXU Energy   Electric    Corporate  Eliminations/
                                                                           Holdings    Delivery     & Other     Rounding    Total
                                                                          ----------  ----------  ----------- ------------ --------
Operating revenues                                                          1,957        523            5         (353)      2,132
                                                                            -------------------------------------------------------

Direct costs and expenses
   Cost of energy sold including delivery fees                              1,254          -            -         (348)        906
   Operating costs                                                            167        175            1            -         343
   Depreciation and amortization                                               82         83            -            -         165
                                                                            -------------------------------------------------------
      Total direct costs and expenses                                       1,503        258            1         (348)      1,414
                                                                            -------------------------------------------------------

Gross margin                                                                  454        265            4           (5)        718

Other costs and expenses
   Selling, general and administrative expenses                               148         49           39           (7)        229
   Non-operating depreciation and other amortization                           15          4            6            -          25
   Franchise and revenue-based taxes                                           26         59            -            -          85
   Other income                                                                (1)        (2)          (7)           1          (9)
   Other deductions                                                            20          -           (1)           -          19
   Interest income                                                             (2)       (12)          (4)          14          (4)
   Interest expense and related charges                                        79         71           47          (13)        184
                                                                            -------------------------------------------------------
      Total other costs and expenses                                          285        169           80           (5)        529
                                                                            -------------------------------------------------------


   Income (loss) from continuing operations before income taxes               169         96          (76)           -         189

Income tax expense (benefit)                                                   53         30          (23)           1          61
                                                                            -------------------------------------------------------


   Income (loss) from continuing operations                                   116         66          (53)          (1)        128

Income (loss) from discontinued operations, net of tax effect                  (3)         -           53            -          50
                                                                            -------------------------------------------------------

Net income (loss)                                                             113         66            -           (1)        178

Preference stock dividends                                                      -          -            5            -           5
                                                                            -------------------------------------------------------

Net income (loss) available to common shareholders                            113         66           (5)          (1)        173
                                                                            =======================================================


Average shares of common stock outstanding, basic (millions)                                                                   323
Average shares of common stock outstanding, diluted (millions)                                                                 380

Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations                                0.36       0.20        (0.16)         0.00       0.40
     Preference stock dividends                                                 -          -        (0.02)            -      (0.02)
     Net income available to common stockholders from continuing operations  0.36       0.20        (0.18)         0.00       0.38
     Income (loss) from discontinued operations, net of tax effect          (0.01)         -         0.16             -       0.15
     Net income (loss) available for common stock                            0.35       0.20        (0.02)            -       0.53

   Diluted earnings:

     Income (loss) from continuing operations                                0.31       0.17        (0.11)*       (0.00)      0.37
     Preference stock dividends                                                 -          -        (0.01)            -      (0.01)
     Net income available to common stockholders from continuing operations  0.31       0.17        (0.12)        (0.00)      0.36
     Income (loss) from discontinued operations, net of tax effect          (0.01)         -         0.14             -       0.13
     Net income (loss) available for common stock                            0.30       0.17         0.02             -       0.49

Dividends declared                                                                                                           0.125

* Reflects the dilution adjustment ($13 million dilution adjustment / 57 million shares).

TXU CORP. AND SUBSIDIARIES
SEGMENT  CONSOLIDATING  INCOME STATEMENT - VARIANCE
Year to Date Ended March 31, 2005 vs March 31, 2004


                                                                                         TXU
                                                                          TXU Energy   Electric    Corporate  Eliminations/
                                                                           Holdings    Delivery     & Other     Rounding    Total
                                                                          ----------  ----------  ----------- ------------ --------
Operating revenues                                                         (154)          27             1         34          (92)
                                                                           --------------------------------------------------------

Direct costs and expenses
   Cost of energy sold including delivery fees                             (198)           -             1         35         (162)
   Operating costs                                                          (15)           6             -         (1)         (10)
   Depreciation and amortization                                             (4)          22             2         (1)          19
                                                                           --------------------------------------------------------
      Total direct costs and expenses                                      (217)          28             3         33         (153)
                                                                           --------------------------------------------------------

Gross margin                                                                 63           (1)           (2)         1           61

Other costs and expenses
   Selling, general and administrative expenses                             (35)           -           (14)         3          (46)
   Non-operating depreciation and other amortization                        (14)          (4)           (4)         -          (22)
   Franchise and revenue-based taxes                                          -           (2)            1          1            -
   Other income                                                              (1)           1           (40)        (2)         (42)
   Other deductions                                                         (19)           4            (1)         -          (16)
   Interest income                                                           (7)          (3)          (28)        23          (15)
   Interest expense and related charges                                      12           (3)           27        (25)          11
                                                                           --------------------------------------------------------
      Total other costs and expenses                                        (64)          (7)          (59)         -         (130)
                                                                           --------------------------------------------------------


   Income (loss) from continuing operations before income taxes             127            6            57          1          191

Income tax expense (benefit)                                                 40            1          (128)         -          (87)
                                                                           --------------------------------------------------------


   Income (loss) from continuing operations                                  87            5           185          1          278

Income (loss) from discontinued operations, net of tax effect                 -            -           (35)         -          (35)
                                                                           --------------------------------------------------------

Net income (loss)                                                            87            5           150          1          243

Preference stock dividends                                                    -            -             -          -            -
                                                                           --------------------------------------------------------

Net income (loss) available to common shareholders                           87            5           150          1          243
                                                                           =======================================================


Average shares of common stock outstanding, basic (millions)                                                                   (85)
Average shares of common stock outstanding, diluted (millions)                                                                (142)

Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations                              0.49         0.10          0.72      (0.00)        1.31
     Preference stock dividends                                               -            -             -          -            -
     Net income available to common stockholders from continuing
         operations                                                        0.49         0.10          0.72      (0.00)        1.31
     Income (loss) from discontinued operations, net of tax effect            -            -         (0.09)     (0.00)       (0.09)
     Net income (loss) available for common stock                          0.49         0.10          0.63      (0.00)        1.22

   Diluted earnings:

     Income (loss) from continuing operations                              0.54         0.13         (1.27)     (0.00)       (0.60)
     Preference stock dividends                                               -            -         (0.01)         -        (0.01)
     Net income available to common stockholders from continuing
          operations                                                       0.54         0.13         (1.28)     (0.00)       (0.61)
     Income (loss) from discontinued operations, net of tax effect            -            -         (0.07)     (0.00)       (0.07)
     Net income (loss) available for common stock                          0.54         0.13         (1.35)     (0.00)       (0.68)

Dividends declared                                                                                                           0.438

TXU CORP.  AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED STATEMENTS OF CONSOLIDATED CASH FLOWS
(UNAUDITED)

                                                                                                      Three Months Ended
                                                                                                            March 31,
                                                                                                  ---------------------------
                                                                                                     2005            2004
                                                                                                  -----------     -----------
                                                                                                     (MILLIONS OF DOLLARS)
Cash flows - operating activities:
   Income from continuing operations                                                              $      406      $      128
   Adjustments to reconcile income from continuing operations to cash provided by operating activities:
     Depreciation and amortization                                                                       203             208
     Deferred income taxes and investment tax credits -- net                                             (49)             63
     Net effect of unrealized mark-to-market valuations of commodity contracts                           (90)             18
     Decrease in accrued lease liability for out-of-service assets                                       (15)              -
     Net gain from sale of assets                                                                        (13)              -
     Change in regulatory-related liabilities                                                            (20)            (20)
     Litigation settlement insurance recovery                                                            (35)              -
     Charge for contract counterparty nonperformance                                                      12               -
     Stock-based compensation expense                                                                     10               1
     Bad debt expense                                                                                     11              26
   Changes in operating assets and liabilities                                                          (223)            (86)
                                                                                                  -----------     -----------
       Cash provided by operating activities                                                             197             338
                                                                                                  -----------     -----------

Cash flows - financing activities:
   Issuances of securities:
     Long-term debt                                                                                       71               -
     Common stock                                                                                          2               8
   Retirements/repurchases of securities:
     Equity-linked debt                                                                                  (25)              -
     Other long-term debt                                                                                (27)           (723)
   Change in notes payable:
     Commercial paper                                                                                      -               1
     Banks                                                                                               185             175
   Cash dividends paid:
     Common stock                                                                                       (134)            (40)
     Preference stock                                                                                     (5)             (5)
   Debt premium, discount, financing and reacquisition expenses                                          (23)            (19)
                                                                                                  -----------     -----------
       Cash provided by (used in) financing activities                                                    44            (603)
                                                                                                  -----------     -----------

Cash flows - investing activities:
   Capital expenditures                                                                                 (223)           (147)
   Nuclear fuel                                                                                          (26)            (47)
   Proceeds from sale of assets                                                                            7               1
   Other                                                                                                  (6)              7
                                                                                                  -----------     -----------
       Cash used in investing activities                                                                (248)           (186)
                                                                                                  -----------     -----------

Discontinued operations
   Cash provided by (used in) operating activities                                                        (9)             74
   Cash used in financing activities                                                                       -              (5)
   Cash used in investing activities                                                                       -             (20)
   Effect of exchange rates on cash                                                                        -              (6)
                                                                                                  -----------     -----------
       Cash provided by (used in) discontinued operations                                                 (9)             43
                                                                                                  -----------     -----------

Net change in cash and cash equivalents                                                                  (16)           (408)

Cash and cash equivalents -- beginning balance                                                           106             829
                                                                                                  -----------     -----------

Cash and cash equivalents -- ending balance                                                       $       90      $      421
                                                                                                  ===========     ===========


--------------------------------------------------------------------------------

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET
MARCH 31, 2005
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                                         Electric             Eliminations/
                                                                              Energy     Delivery     Other     Rounding     Total
                                                                            ----------   --------     -----   ------------  --------
                                   ASSETS
Current assets
   Cash and cash equivalents                                                     68           1          21           -          90
   Restricted cash                                                                6          46           -           -          52
   Advances to affiliates                                                       844           -           -        (844)          -
   Accounts receivable - trade                                                  766          76         307        (276)        873
   Income taxes receivable                                                        -           -         190        (151)         39
   Accounts receivable - affiliates                                               -         180          15        (195)          -
   Notes or other receivables due from affiliates                                 -          32           -         (32)          -
   Inventories                                                                  296          43           3           -         342
   Commodity contract assets                                                  1,047           -           -           -       1,047
   Accumulated deferred income taxes                                             78           -         117         (33)        162
   Other current assets                                                         244          63          79          (7)        379
                                                                           --------------------------------------------------------
      Total current assets                                                    3,349         441         732      (1,538)      2,984
                                                                           --------------------------------------------------------

Investments
   Restricted cash                                                               15          13           4           -          32
   Other investments                                                            540          51       3,883      (3,795)        679
Property, plant and equipment - net                                           9,909       6,728         124           -      16,761
Notes or other receivables due from affiliates                                    -         386           -        (386)          -
Goodwill                                                                        517          25           -           -         542
Regulatory assets - net                                                           -       1,876           -           -       1,876
Commodity contract assets                                                       319           -           -           -         319
Cash flow hedge and other derivative assets                                      35           -           -           -          35
Other noncurrent assets                                                         218         106         947        (941)        330
Assets held for sale                                                             14           -           7           -          21
                                                                           --------------------------------------------------------
      Total assets                                                           14,916       9,626       5,697      (6,660)     23,579
                                                                           ========================================================

             LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                           & SHAREHOLDERS' EQUITY
Current liabilities
   Notes payable - banks                                                        345          50           -           -         395
   Advances from affiliates                                                       -         142         703        (845)          -
   Long-term debt due currently                                                 431         183          10           -         624
   Accounts payable - trade                                                     724          64         298        (277)        809
   Accounts payable - affiliates                                                196           -           -        (196)          -
   Notes or other liabilities due to affiliates                                  32           -           -         (32)          -
   Commodity contract liabilities                                               810           -           -           -         810
   Litigation and other settlement accruals                                      21         220           -         241
   Other current liabilities                                                    783         285         381        (190)      1,259
                                                                           --------------------------------------------------------
      Total current liabilities                                               3,321         745       1,612      (1,540)      4,138
                                                                           --------------------------------------------------------

Accumulated deferred income taxes                                             1,970       1,533           -        (903)      2,600
Investment tax credits                                                          338          62           -           -         400
Commodity contract liabilities                                                  451           -           -           -         451
Cash flow hedge and other derivative liabilities                                160           -          78           -         238
Notes or other liabilities due to affiliates                                    386           -           -        (386)          -
Long-term debt, less amounts due currently                                    2,891       4,178       4,901           -      11,970
Other noncurrent liabilities and deferred credits                             1,230         331       1,253         (18)      2,796
Liabilities held for sale                                                         5           -           -           -           5
                                                                           --------------------------------------------------------
      Total liabilities                                                      10,752       6,849       7,844      (2,847)     22,598
                                                                           --------------------------------------------------------

Preferred securities of subsidiaries                                            515           -        (477)          -          38

Shareholders' equity
   Preferred stock - not subject to mandatory redemption                          -           -         300           -         300
   Common stock                                                                   -           -      (2,178)      2,180           2
   Additional paid in capital                                                 2,425       2,079       2,299      (3,995)      2,808
   Retained earnings (deficit)                                                1,343         724      (1,564)     (2,503)     (2,000)
   Accumulated other comprehensive income (loss)                               (119)        (26)       (527)        505        (167)
                                                                           --------------------------------------------------------
      Total shareholders' equity                                              3,649       2,777      (1,670)     (3,813)        943
                                                                           --------------------------------------------------------
      Total liabilities, preferred securities of subsidiaries
         & shareholders' equity                                              14,916       9,626       5,697      (6,660)     23,579
                                                                           ========================================================

--------------------------------------------------------------------------------

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2004
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                                         Electric             Eliminations/
                                                                              Energy     Delivery     Other     Rounding     Total
                                                                            ----------   --------     -----   ------------  --------
                                   ASSETS
Current assets
   Cash and cash equivalents                                                     70           -          36           -         106
   Restricted cash                                                                6          43           -           -          49
   Advances to affiliates                                                       686           -          14        (700)          -
   Accounts receivable - trade                                                1,139          72         400        (337)      1,274
   Income taxes receivable                                                        -           -         234        (209)         25
   Accounts receivable - affiliates                                              43         221          40        (304)          -
   Notes or other receivables due from affiliates                                 -          49           -         (49)          -
   Inventories                                                                  284          33           3           -         320
   Commodity contract assets                                                    546           -           -           -         546
   Accumulated deferred income taxes                                             94           -         130           -         224
   Other current assets                                                         139          32          86          (8)        249
                                                                           --------------------------------------------------------
      Total current assets                                                    3,007         450         943      (1,607)      2,793
                                                                           --------------------------------------------------------

Investments
   Restricted cash                                                               15          13          19           -          47
   Other investments                                                            538          49       5,742      (5,665)        664
Property, plant and equipment - net                                           9,920       6,609         147           -      16,676
Notes or other receivables due from affiliates                                    -         386           -        (386)          -
Goodwill                                                                        517          25           -           -         542
Regulatory assets - net                                                           -       1,891           -           -       1,891
Commodity contract assets                                                       315           -           -           -         315
Cash flow hedge and other derivative assets                                       8           -          (2)          -           6
Other noncurrent assets                                                         221          98         724        (760)        283
Assets held for sale                                                             17           -           7           -          24
                                                                           --------------------------------------------------------
      Total assets                                                           14,558       9,521       7,580      (8,418)     23,241
                                                                           ========================================================

             LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                           & SHAREHOLDERS' EQUITY
Current liabilities
   Notes payable - banks                                                        210           -           -           -         210
   Advances from affiliates                                                       -          63         637        (700)          -
   Long-term debt due currently                                                  31         182          15           1         229
   Accounts payable - trade                                                     861          58         369        (338)        950
   Accounts payable - affiliates                                                234          28          43        (305)          -
   Notes or other liabilities due to affiliates                                  49           -           -         (49)          -
   Commodity contract liabilities                                               491           -           -           -         491
   Litigation and other settlement accruals                                      21         370           -         391
   Other current liabilities                                                    898         393         369        (215)      1,445
                                                                           --------------------------------------------------------
      Total current liabilities                                               2,774         745       1,803      (1,606)      3,716
                                                                           --------------------------------------------------------

Accumulated deferred income taxes                                             1,927       1,524           -        (730)      2,721
Investment tax credits                                                          342          63           -           -         405
Commodity contract liabilities                                                  346           -           -           1         347
Cash flow hedge and other derivative liabilities                                178           -          17           -         195
Notes or other liabilities due to affiliates                                    386           -           -        (386)          -
Long-term debt, less amounts due currently                                    3,226       4,199       4,987           -      12,412
Other noncurrent liabilities and deferred credits                             1,271         303       1,218         (30)      2,762
Liabilities held for sale                                                         6           -           -           -           6
                                                                           --------------------------------------------------------
      Total liabilities                                                      10,456       6,834       8,025      (2,751)     22,564
                                                                           --------------------------------------------------------

Preferred securities of subsidiaries                                            511           -        (473)          -          38

Shareholders' equity
   Preferred stock - not subject to mandatory redemption                          -           -         300           -         300
   Common stock                                                                   -           -      (1,088)      1,090           2
   Additional paid in capital                                                 2,781       2,061       2,984      (5,020)      2,806
   Retained earnings (deficit)                                                  961         653      (1,815)     (2,082)     (2,283)
   Accumulated other comprehensive income (loss)                               (151)        (27)       (353)        345        (186)
                                                                           --------------------------------------------------------
      Total shareholders' equity                                              3,591       2,687          28      (5,667)        639
                                                                           --------------------------------------------------------
      Total liabilities, preferred securities of subsidiaries
         & shareholders' equity                                              14,558       9,521       7,580      (8,418)     23,241
                                                                           ========================================================

--------------------------------------------------------------------------------

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET - VARIANCE
MARCH 31, 2005 VS DECEMBER 31, 2004
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                                         Electric             Eliminations/
                                                                              Energy     Delivery     Other     Rounding     Total
                                                                            ----------   --------     -----   ------------  --------
                                   ASSETS
Current assets
   Cash and cash equivalents                                                     (2)          1         (15)          -         (16)
   Restricted cash                                                                -           3           -           -           3
   Advances to affiliates                                                       158           -         (14)       (144)          -
   Accounts receivable - trade                                                 (373)          4         (93)         61        (401)
   Income taxes receivable                                                        -           -         (44)         58          14
   Accounts receivable - affiliates                                             (43)        (41)        (25)        109           -
   Notes or other receivables due from affiliates                                 -         (17)          -          17           -
   Inventories                                                                   12          10           -           -          22
   Commodity contract assets                                                    501           -           -           -         501
   Accumulated deferred income taxes                                            (16)          -         (13)        (33)        (62)
   Other current assets                                                         105          31          (7)          1         130
                                                                             ------------------------------------------------------
      Total current assets                                                      342          (9)       (211)         69         191
                                                                             ------------------------------------------------------

Investments
   Restricted cash                                                                -           -         (15)          -         (15)
   Other investments                                                              2           2      (1,859)      1,870          15
Property, plant and equipment - net                                             (11)        119         (23)          -          85
Notes or other receivables due from affiliates                                    -           -           -           -           -
Goodwill                                                                          -           -           -           -           -
Regulatory assets - net                                                           -         (15)          -           -         (15)
Commodity contract assets                                                         4           -           -           -           4
Cash flow hedge and other derivative assets                                      27           -           2           -          29
Other noncurrent assets                                                          (3)          8         223        (181)         47
Assets held for sale                                                             (3)          -           -           -          (3)
                                                                             ------------------------------------------------------
      Total assets                                                              358         105      (1,883)      1,758         338
                                                                             ======================================================

             LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                           & SHAREHOLDERS' EQUITY
Current liabilities
   Notes payable - banks                                                        135          50           -           -         185
   Advances from affiliates                                                       -          79          66        (145)          -
   Long-term debt due currently                                                 400           1          (5)         (1)        395
   Accounts payable - trade                                                    (137)          6         (71)         61        (141)
   Accounts payable - affiliates                                                (38)        (28)        (43)        109           -
   Notes or other liabilities due to affiliates                                 (17)          -           -          17           -
   Commodity contract liabilities                                               319           -           -           -         319
   Litigation and other settlement accruals                                       -           -        (150)          -        (150)
   Other current liabilities                                                   (115)       (108)         12          25        (186)
                                                                             ------------------------------------------------------
      Total current liabilities                                                 547           -        (191)         66         422
                                                                             ------------------------------------------------------

Accumulated deferred income taxes                                                43           9           -        (173)       (121)
Investment tax credits                                                           (4)         (1)          -           -          (5)
Commodity contract liabilities                                                  105           -           -          (1)        104
Cash flow hedge and other derivative liabilities                                (18)          -          61           -          43
Notes or other liabilities due to affiliates                                      -           -           -           -           -
Long-term debt, less amounts due currently                                     (335)        (21)        (86)          -        (442)
Other noncurrent liabilities and deferred credits                               (41)         28          35          12          34
Liabilities held for sale                                                        (1)          -           -           -          (1)
                                                                             ------------------------------------------------------
      Total liabilities                                                         296          15        (181)        (96)         34
                                                                             ------------------------------------------------------

Preferred securities of subsidiaries                                              4           -          (4)          -           -

Shareholders' equity
   Preferred stock - not subject to mandatory redemption                          -           -           -           -           -
   Common stock                                                                   -           -      (1,090)      1,090           -
   Additional paid in capital                                                  (356)         18        (685)      1,025           2
   Retained earnings (deficit)                                                  382          71         251        (421)        283
   Accumulated other comprehensive income (loss)                                 32           1        (174)        160          19
                                                                             ------------------------------------------------------
      Total shareholders' equity                                                 58          90      (1,698)      1,854         304
                                                                             ------------------------------------------------------
      Total liabilities, preferred securities of subsidiaries
         & shareholders' equity                                                 358         105      (1,883)      1,758         338
                                                                             ======================================================

--------------------------------------------------------------------------------

TXU CORP. REGULATORY SUMMARY
================================================================================

COMPANY                 SUMMARY/EVENTS
--------------------------------------------------------------------------------

TXU Energy              PRICE TO BEAT (PTB) applies to former franchise area
                        residential and small/medium business (< 1MW of load) customers. Until 1/1/05 TXU Energy was permitted to offer only one rate - the PTB -- to residential customers. TXU Energy has been permitted to offer rates other than the PTB to small/medium commercial customers since 2004 and as of 1/1/05 can offer rates other than the PTB to residential customers. TXU Energy must also make service at the PTB price available until 1/1/07.
                        The fuel component of the PTB can be changed twice per year if gas prices (20-day average of NYMEX 12-month strip) change by more than 5% (10% after 11/15 of any year) from the current price upon which PTB fuel factor is based. Changes in the PTB fuel factor are initiated by TXU Energy through a filing with the PUC.

                        PUC NO. 31004 - Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed April 15, 2005
                        + Requesting 20.8% increase in PTB fuel factor.
                        + Would result in a 9.9% increase to residential
                          customers using 1,000 kWh per month.
                        + Approval by the PUC is expected within approximately
                          45 days of filing.



TXU Electric            TXU ELECTRIC DELIVERY GENERAL RATE CASE: Authorized ROE
Delivery                of 11.25%, Capital structure of 60% Debt, 40% Equity.
                        Reports are filed annually for review with the PUC.
                        Certain cities within TXU Electric Delivery's historical service territory, acting in their role as a regulatory authority (with original jurisdiction), initiated inquiries to determine if the rates of TXU Electric
                        Delivery, which have been established by the Public
                        Utility Commission, are just and reasonable. 23 cities passed such resolutions (and 11 passed resolutions supporting the other cities). TXU Electric Delivery has the right to appeal any city action to the Public
                        Utility Commission. In the fourth quarter of 2004, TXU
                        Electric Delivery recorded a $21 million charge, reported in other deductions, for estimated settlement payments arising from the resolution of these inquiries.
                        The settlement agreement, which was finalized February
                        22, 2005, avoids any immediate rate actions, but requires TXU Electric Delivery to file a rate case in 2006, based on a 2005 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. The final settlement amount is undetermined; however, TXU Electric Delivery believes it will approximate the amount accrued.

                        PUC NO. 30655 - Petition of TXU Electric Delivery Company for Approval of Transmission Cost Recovery Factor (TCRF) Update
                        + The PUC approved TXU Electric Delivery's proposed TCRF
                          on February 23, 2005 (with new TCRF rates effective March 1, 2005)
                        + The increase will recover an additional $1.6 million
                          in annual revenue
                        .
                        PUC NO. 30802 - Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission Rates filed February 28, 2005
                        + New rate approved and effective April 29, 2005
                        + Total annualized revenue increase of $23 million

TXU CORP. SUMMARY OF SIGNIFICANT LEGAL PROCEEDINGS
================================================================================

--------------------------------------------------------------------------------------------------------------------------
DATE FILED          CASE INFORMATION                 SUMMARY AND STATUS (1)
--------------------------------------------------------------------------------------------------------------------------
July 7, 2003        TEXAS COMMERCIAL ENERGY V. TXU   Filing made by an ERCOT market participant (Texas Commercial Energy
                    ENERGY, INC., ET AL.; Civil      or TCE) against TXU Energy and other wholesale market participants
                    Action No. C-03-249; United      in ERCOT asserting antitrust and other claims. TXU Energy maintains
                    States District Court for the    the claims are without merit and filed a motion to dismiss which
                    Southern District of Texas       the Court granted.  The dismissal has been appealed to the Fifth
                                                     Circuit by the Plaintiff. The appeal remains pending and is scheduled for oral argument on May 10, 2005.
--------------------------------------------------------------------------------------------------------------------------
April 28, 2003      WILLIAM J. MURRAY V. TXU         Filing made by a former employee claiming breach of contract and
                    CORP., TXU ENERGY COMPANY, LLC   employment termination under Section 806 of the Sarbanes-Oxley Act
                    AND TXU PORTFOLIO MANAGEMENT     of 2002. The TXU Defendants believe the claims are without merit
                    COMPANY, LP F/K/A TXU ENERGY     but cannot predict the outcome of this action. Discovery in this
                    TRADING COMPANY LP; Cause No.    case is ongoing and the Court has set the case for trial in June
                    3-03-CV-0888-P; United States    2005.
                    District Court for the
                    Northern District of Texas,
                    Dallas Division
--------------------------------------------------------------------------------------------------------------------------
February 3, 2004    PATRICK GOODENOUGH, JAMES        Three ERISA lawsuits consolidated and a putative class action
                    BRANT HARGRAVE, KARI LYN SMITH   filing made on February 3, 2004.  Plaintiffs seek to represent a
                    AND CARL PFEIL, ON BEHALF OF     class of participants in employee benefit plans during the period
                    THE TXU THRIFT PLAN, AND ALL     between April 26, 2001 and October 11, 2002. The TXU Defendants
                    OTHER PERSONS SIMILARLY          believe the claims are without merit but cannot predict the outcome
                    SITUATED, VS. TXU CORP. ET       of this action.  Initial class action certification related
                    al.;  Case No.                   discovery has been completed and the Plaintiffs' initial class
                    3:02-CV-2573-K;  United States   certification motion was denied without prejudice. A second class
                    District Court for the           certification motion is pending before the Court for decision.
                    Northern District of Texas,
                    Dallas Division
--------------------------------------------------------------------------------------------------------------------------
March 10, 2003      KIMBERLY PAIGE KILLEBREW, ON     Filing made by an alleged retail consumer of electricity asserting
                    BEHALF OF HERSELF AND ALL        defendants engaged in manipulation of the wholesale electric market
                    SIMILARLY-SITUATED INDIVIDUALS   and violation of antitrust and other laws. The TXU Defendants
                    V. TXU CORP. AND TXU PORTFOLIO   believe the claims are without merit but cannot predict the outcome
                    MANAGEMENT COMPANY LP,; Cause    of this action.  The case has been stayed pending the final ruling
                    No. 3:04cv806; United States     in the appeal of the TCE litigation described above.
                    District Court for the
                    Northern District of Texas,
                    Dallas Division
--------------------------------------------------------------------------------------------------------------------------
October 23, 2002    BRUCE GIRDAUSKAS, DERIVATIVELY   Derivative filing made by a purported shareholder alleging breach
                    ON BEHALF OF TXU CORP. VS. TXU   of fiduciary duty.  TXU Corp. believes the claims are without merit
                    CORP. ET AL; Cause No.           but cannot predict the outcome of this action.  Plaintiff failed to
                    02-10191; 116th Judicial         make a pre-suit demand upon the directors as required by law, and
                    District Court of Dallas         the case is currently stayed. The Plaintiff filed a motion to lift
                    County, Texas                    the stay which was granted solely to order the case to mediation.
--------------------------------------------------------------------------------------------------------------------------
January 2003,       RICHARD SCHWARTZ, ET AL., V.     A number of lawsuits were filed and consolidated, and an amended
October 2002,       TXU CORP ET AL.; Civil Action    consolidated complaint was filed on July 21, 2003. The complaint
November 2002,      No.:  3:02-CV-2243-K;  United    alleges violations of the Securities Act of 1933 and the Securities
December 2002       States District Court for the    Exchange Act of 1934, all relating to alleged materially false and
                    Northern District of Texas,      misleading statements.  On January 20, 2005 a memorandum of
                    Dallas Division                  understanding was signed pursuant to which the case will be settled in exchange for payment of $150 million, at least $101 million of which will be paid by TXU's D&O insurance carriers. The Court granted preliminary approval of the settlement and set a hearing on final approval for June 23, 2005.
--------------------------------------------------------------------------------------------------------------------------
OTHER ITEMS
--------------------------------------------------------------------------------------------------------------------------
October, 2003       TXU EUROPE CLAIMS                TXU Corp. received notice from certain creditors and administrators of TXU Europe regarding potential claims against the directors and officers for allegedly failing to minimize the potential losses to the creditors of TXU Europe.  On January 28, 2005, TXU entered into a settlement agreement providing for payment of approximately $220 million to the administrators of TXU Europe Ltd in order to resolve the claims of the TXU Europe companies and creditors of those companies.  The settlement agreement was contingent in part upon creditor approval of the bankruptcy scheme presented by the administrators (CVAs).  While such approval has been received, two creditor groups subsequently filed an application in UK court objecting to the CVAs.  TXU Corp. expects that these objections will be resolved by the administrators but that completion of the settlement agreement will be delayed until the third or fourth quarter of 2005.
--------------------------------------------------------------------------------------------------------------------------

(1) Detailed descriptions of these proceedings are available in the company's 10-K and 10-Q filings with the SEC.